UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  July 19, 2010

Commission File number 333-152959

YOUCHANGE HOLDINGS CORP
(Exact name of small business issuer as specified in its charter)

Nevada	51-0665952
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2209 W. 1st Street, Suite A-113, Tempe, AZ 85281
(Address of principal executive offices)

866-712-9273
(Issuer’s telephone number)

_______________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items in Form 8-K

Item 1.01  Entry into a Material Definitive Agreement.

(a) On May 21, 2012 YouChange Holdings Corp, a Nevada corporation (“YCNG” or the “Company”), and its wholly owned subsidiary, YouChange Merger Subsidiary Corp. a Delaware corporation (“YMSC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Earth911, Inc., a Delaware corporation (“Earth911”).  Amendment No. 1 to the Merger Agreement was entered into between the parties on August 22, 2012. As a result of the Closing of the Merger Agreement, (i) YMSC will merge with and into Earth911 and the corporate existence of Earth911 shall continue as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”), (ii) all issued and outstanding shares of capital stock of Earth911 (which totals 36,643,448 shares of its Common Stock) will be exchanged for newly issued shares of our Common Stock such that the former stockholders of Earth911 will own 85% of the issued and outstanding shares of our Common Stock, (iii) the terms of each outstanding option and warrant to purchase shares of Earth911 Common Stock, shall be converted into options and warrants, as the case may be, to acquire shares of the Company’s Common Stock using the same ratio as the exchange of shares of Earth911 capital stock for shares of the Company’s Common Stock, (iv)  the Amendments will be effective, (v) the Company’s Bylaws will be amended and restated, and (vi) new directors will be appointed to our Board of Directors and a new chief executive officer, a new President and a new Secretary of the Company will be appointed.  The summary of the Merger Agreement and Amendment No. 1 set forth above does not purport to be a complete statement of the terms of the Merger Agreement and Amendment No. 1.  The above summary is qualified in its entirety by reference to the full text of the Merger Agreement and Amendment No. 1 to the Merger Agreement, which are attached as Exhibits to the definitive Schedule 14C filed by the Company on August 27, 2012 and incorporated herein by this reference.

Effective August 31, 2012, the parties entered into Amendment No. 2 to the Merger Agreement, which modifies to October 31, 2012 the date on which the Merger Agreement shall be abandon automatically if the Closing has not occurred, unless a later date is agreed to be the parties. The summary of Amendment No. 2 is qualified in its entirety by reference to the full text of Amendment No. 2 to the Merger Agreement which is attached as Exhibit 2.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1 Amendment No. 2 dated August 31, 2012 to Agreement and Plan of Merger by and among the Company, YMSC and Earth911.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
YouChange Holdings Corp (Registrant)
Date: September 28, 2012
	By:	/s/ Jeffrey I. Rassas
Jeffrey I. Rassas
Chief Executive Officer